UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
     On April 30, 2010, CapitalSource Bank filed its Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only — FFIEC 041, for the quarter ended March 31, 2010 (the “Call Report”) with the Federal Deposit Insurance Corporation (“FDIC”). The Call Report may be found on the FDIC’s website at http://cdr.ffiec.gov/Public/. A copy of the Call Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     On May 3, 2010, we announced our consolidated financial results for the first quarter ended March 31, 2010. A copy of the press release announcing those results is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     On May 3, 2010, we posted a presentation to the Investor Relations section of our website at the following address: http://www.capitalsource.com/investor_relations.
     The information in Items 2.02 and 7.01 of this Current Report and the exhibits attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01of this Current Report and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     We held our 2010 Annual Meeting of Stockholders on April 29, 2010, at which all matters submitted to a vote of our shareholders as described in our definitive proxy statement for our 2010 Annual Meeting of Stockholders were approved. The matters approved were (1) election of directors, (2) ratification of the Board’s selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010, and (3) approval of amendments to our Third Amended and Restated Equity Incentive Plan (the “Plan”) and reapproval of material terms of performance-based compensation under the Plan under Section 162(m) of the Internal Revenue Code of 1986.
     The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set out below:
1. Election of Directors

					Broker
Director	For	Against	Withheld	Abstentions	Non-Votes
Andrew B. Fremder	213,741,390	—	17,342,908	—	49,977,789
C. William Hosler	224,786,957	—	6,297,341	—	49,977,789
James J. Pieczynski	225,153,532	—	5,930,766	—	49,977,789

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
2. Ratification of Independent Auditors	278,509,926	2,000,863	—	551,298	—

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
3. Approval of amendments to the Company’s Third Amended and Restated Equity Incentive Plan	156,651,158	71,843,737	—	2,589,403	49,977,789
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          See Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2010	/s/ JOSEPH TURITZ
Joseph Turitz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by CapitalSource Inc. on May 3, 2010.

99.2	CapitalSource Bank’s Consolidated Reports of Condition and Income for A Bank With Domestic Office Only—FFIEC 041, for the quarter ended March 31, 2010.